UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York	14620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 271-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on October 10, 2022, Vaccinex, Inc. (the “Company”) received a letter from the Listing Qualifications staff (the “Nasdaq Listing Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the bid price of the Company’s common stock was below $1.00 over the previous 30 consecutive business days and, as a result, the Company was no longer in compliance with the requirement under Nasdaq Listing Rule 5550(a)(2) to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Standard”) for continued listing on the Nasdaq Capital Market. The Company was thereafter provided until October 9, 2023 to demonstrate compliance with the Minimum Bid Price Standard.

On October 10, 2023, the Company received a letter from the Nasdaq Listing Staff stating that the Company has not regained compliance with the Minimum Bid Price Standard and that, as a result, unless the Company timely requests an appeal of this determination to a Nasdaq Hearings Panel, Nasdaq would move to suspend trading of the Company’s common stock and to have the Company’s securities delisted from the Nasdaq Capital Market. Accordingly, the Company intends to timely appeal the determination, which will automatically stay any suspension or delisting action pending the Hearings Panel’s decision and the expiration of any additional extension period granted by the Hearings Panel following the hearing. As a result, the Company’s common stock is expected to remain listed on the Nasdaq Capital Market through at least that time. However, there can be no assurance that the Hearings Panel will grant the Company’s request for continued listing or that the Company will be able to demonstrate compliance with the Minimum Bid Price Standard within any additional compliance period that may be granted by the Hearings Panel.

Item 8.01	Other Information

As previously disclosed, on May 25, 2023, the Company received a letter from the Nasdaq Listing Staff notifying the Company that it was not in compliance with the requirement of Nasdaq Listing Rule 5550(b)(1) (the “Equity Standard”) to maintain a minimum of $2,500,000 of stockholders’ equity for continued listing on the Nasdaq Capital Market, or the alternative requirements of having a market value of listed securities of $35 million or net income from continuing operations of $500,000 in the most recently completed fiscal year or two of the last three most recently completed fiscal years. Nasdaq thereafter granted the Company through November 21, 2023 to regain compliance with the Equity Standard.

The Company believes it has regained compliance with the Equity Standard as of the date of this Current Report on Form 8-K as a result of the October 3, 2023 closing of the Company’s public offering of 9,600,000 common stock equivalents for aggregate gross proceeds of approximately $9.6 million together with the September 22, 2023 closing of the Company’s private placement of common stock for aggregate gross proceeds of $582,500, the August 18, 2023 closing of the Company’s private placement of common stock for aggregate gross proceeds of approximately $650,000, and sales of the Company’s common stock after June 30, 2023 and through September 22, 2023 under the Company’s Open Market Sale Agreement with Jefferies LLC for aggregate gross proceeds of approximately $123,000. However, there can be no assurance that the Company will be able to maintain compliance with the Equity Standard in the future. The Company understands that Nasdaq will continue to monitor the Company’s ongoing compliance with the Equity Standard and, if at the time of the Company’s Annual Report on Form 10-K for the year ending December 31, 2023, the Company does not evidence compliance, that it may be subject to delisting on this basis.

Cautionary Statement Regarding Forward-Looking Statements

To the extent that statements contained herein are not descriptions of historical facts, they may be forward-looking statements reflecting management’s current beliefs and expectations. Such statements include without limitation statements about the Company’s ability to regain compliance with the Minimum Bid Price Standard, the decision of the Hearings Panel, the Company’s ability to maintain compliance with the Equity Standard, and other statements identified by words such as “may,” “will,” “believe,” “expect,” “planned,” “estimate,” “intend,” and similar expressions or their negatives. Forward-looking statements involve substantial risks and uncertainties that could cause future circumstances to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the ability to continue as a going concern, the Company’s ability to comply with the Minimum Bid Price Standard and the Equity Standard and to maintain the listing of the Company’s common stock on Nasdaq, whether Nasdaq will confirm that the Company has regained compliance with the Minimum Bid Price Standard or the Equity Standard or otherwise grant any relief from delisting, uncertainties inherent in the execution, cost, enrollment and completion of preclinical studies and clinical trials, and risks related to the Company’s dependence on its lead product candidate pepinemab. Except as required by law, the Company assumes no obligation to update these forward-looking statements. For a further discussion of these and other factors that could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) and the other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and subsequent SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINEX, INC.

Date: October 13, 2023	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer